                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): July 20, 2005

                         HOME CITY FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




            OHIO                         0-21809               34-1839475
----------------------------           -----------       -----------------------
(State or other jurisdiction           (Commission       (IRS Employer I.D. No.)
      of incorporation)                  File No.)




              2454 North Limestone Street, Springfield, Ohio 45503
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:        (937) 390-0470
                                                    --------------------------

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition.

     On July 20, 2005, Home City Financial Corporation issued a News Release announcing financial results for the second quarter of 2005. The News Release is included herein as Exhibit 99.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        HOME CITY FINANCIAL CORPORATION



                                        By: /s/Charles A. Mihal
                                            -------------------------
                                            Charles A. Mihal
                                            Secretary, Treasurer and
                                            Chief Financial Officer


Date:  July 22, 2005